UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2003

ST. JUDE MEDICAL, INC.
(Exact name of registrant as specified in its chapter)

Minnesota	0-8672	41-1276891
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
One Lillehei Plaza, St. Paul, MN		55117
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (651) 483-2000

Not applicable
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

On December 10, 2003, the Registrant issued a press release concerning the retirement in May 2004 of CEO and Chairman Terry Shepherd and plans for Daniel Starks to succeed him, a copy of which is furnished herewith as Exhibit 1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.
Date: December 10, 2003	By: /s/ Kevin T. O'Malley Kevin T. O'Malley Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description of Exhibit
1	Press Release, dated December 10, 2003